UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)

                         GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-688120-03                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-1 Mortgage Pass-through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-1
Mortgage Pass-Through Certificates, Series 2002-1
----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein






Date: October 1, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25,   2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on  September 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2002-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        74,707,000.00   57,752,733.64    2,522,045.27    282,953.45   2,804,998.72       0.00         0.00       55,230,688.37
A2A      141,000,000.00   92,807,792.23   24,675,802.29    254,138.67  24,929,940.96       0.00         0.00       68,131,989.94
A2B       65,700,000.00   65,700,000.00            0.00    281,469.75     281,469.75       0.00         0.00       65,700,000.00
A2C       83,683,000.00   83,683,000.00            0.00    413,742.70     413,742.70       0.00         0.00       83,683,000.00
A3        80,312,000.00   72,774,227.92    2,790,719.55    360,838.88   3,151,558.43       0.00         0.00       69,983,508.37
B1         6,231,000.00    6,193,774.63        6,395.39     30,788.18      37,183.57       0.00         0.00        6,187,379.24
B2         4,154,000.00    4,129,183.09        4,263.59     20,525.45      24,789.04       0.00         0.00        4,124,919.50
B3         1,846,000.00    1,834,971.60        1,894.70      9,121.32      11,016.02       0.00         0.00        1,833,076.90
B4         1,385,000.00    1,376,725.69        1,421.54      6,843.46       8,265.00       0.00         0.00        1,375,304.15
B5           692,000.00      687,865.84          710.26      3,419.26       4,129.52       0.00         0.00          687,155.58
B6         1,847,051.00    1,836,016.34        1,895.78      9,126.52      11,022.30       0.00         0.00        1,834,120.56
R1               100.00            0.00            0.00          0.00           0.00       0.00         0.00                0.00
R2               100.00            0.00            0.00          0.00           0.00       0.00         0.00                0.00
R3               100.00            0.00            0.00          0.00           0.00       0.00         0.00                0.00
TOTALS   461,557,351.00  388,776,290.98   30,005,148.37  1,672,967.64  31,678,116.01       0.00         0.00      358,771,142.61

X2       290,383,000.00  242,190,792.23            0.00    259,551.13     259,551.13       0.00         0.00      217,514,989.94
X3        80,312,000.00   72,774,227.92            0.00        296.82         296.82       0.00         0.00       69,983,508.37
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RAU3      773.05652268   33.75915604   3.78750920     37.54666524          739.29736665     A1       5.879274 %
A2A      36229RAV1      658.21129241  175.00569000   1.80240191    176.80809191          483.20560241     A2A      3.286000 %
A2B      36229RAW9    1,000.00000000    0.00000000   4.28416667      4.28416667        1,000.00000000     A2B      5.141000 %
A2C      36229RAX7    1,000.00000000    0.00000000   4.94416668      4.94416668        1,000.00000000     A2C      5.933000 %
A3       36229RAY5      906.14388784   34.74847532   4.49296344     39.24143876          871.39541252     A3       5.950000 %
B1       36229RBB4      994.02577917    1.02638260   4.94112983      5.96751244          992.99939657     B1       5.964991 %
B2       36229RBC2      994.02577997    1.02638180   4.94112903      5.96751083          992.99939817     B2       5.964991 %
B3       36229RBD0      994.02578548    1.02638137   4.94112676      5.96750813          992.99940412     B3       5.964991 %
B4       36229RAR0      994.02576895    1.02638267   4.94112635      5.96750903          992.99938628     B4       5.964991 %
B5       36229RAS8      994.02578035    1.02638728   4.94112717      5.96751445          992.99939306     B5       5.964991 %
B6       36229RAT6      994.02579571    1.02638205   4.94113048      5.96751254          992.99941366     B6       5.964991 %
R1       36229RBE8        0.00000000    0.00000000   0.00000000      0.00000000            0.00000000     R1       5.989834 %
R2       36229RBF5        0.00000000    0.00000000   0.00000000      0.00000000            0.00000000     R2       5.989834 %
R3       36229RBG3        0.00000000    0.00000000   0.00000000      0.00000000            0.00000000     R3       5.989834 %
TOTALS                  842.31415692   65.00849419   3.62461487     68.63310906          777.30566274

X2       36229RAZ2      834.03915598    0.00000000   0.89382343      0.89382343          749.06241047     X2       1.286016 %
X3       36229RBA6      906.14388784    0.00000000   0.00369584      0.00369584          871.39541252     X3       0.004894 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------




Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                        57,920,919.94
                                        Pool 2 Mortgage Loans                                                       227,973,776.66
                                        Pool 3 Mortgage Loans                                                        72,876,446.60
Sec. 4.01(c)    Available Distribution                                                                               31,937,963.96
                                        Principal Distribution Amount                                                   401,078.75
                                        Principal Prepayment Amount                                                  29,604,069.62

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                                         2,405,321.57
                                                              Partial Principal Prepayments                              53,562.37
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A2a
                                                              Payoffs in Full                                        24,364,922.12
                                                              Partial Principal Prepayments                              63,746.19
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A2b
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A2c
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A3
                                                              Payoffs in Full                                         2,705,259.60
                                                              Partial Principal Prepayments                              11,257.77
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B1
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B2
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B3
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B4
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B5
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B6
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                        282,953.45
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month                        254,138.67
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month                        281,469.75
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month                        413,742.70
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A3
                                                              Accrued and Paid for Current Month                        360,838.88
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                        259,551.13
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X3
                                                              Accrued and Paid for Current Month                            296.82
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         30,788.18
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                         20,525.45
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                          9,121.32
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          6,843.46
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          3,419.26
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          9,126.52
                                                              Accrued and Paid from Prior Months                              0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                              100,715.83
                                                              ABN AMRO Mortgage Group                                    40,207.17
                                                              Bank One                                                   41,167.14
                                                              Country Wide Home Loans                                       794.06
                                                              Bank of America                                            18,547.46
                                        Trustee Fee Paid                                                                  2,429.85

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                   726
                                        Balance of Outstanding Mortgage Loans                                       358,771,143.20

Sec. 4.01(l)           Number and Balance of Delinquent Loans
                        Group Totals
                                                                  Principal
                        Period                Number                Balance              Percentage
                       0-30 days                       0                     0.00                  0.00 %
                       31-60 days                      9             4,336,993.37                  1.21 %
                       61-90 days                      0                     0.00                  0.00 %
                       91-120 days                     0                     0.00                  0.00 %
                       121+days                        0                     0.00                  0.00 %
                        Total                          9             4,336,993.37                  1.21 %

Sec. 4.01(l)           Number and Balance of REO Loans
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                                  0                    0.00                  0.00 %

Sec. 4.01(l)           Number and Balance of Loans in Bankruptcy
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                                  0                    0.00                  0.00 %

Sec. 4.01(m)           Number and Balance of Loans in Foreclosure
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                                  0                    0.00                  0.00 %


Sec. 4.01(o)            Aggregate Principal Payment
                                              Scheduled Principal                                         401,078.75
                                              Payoffs                                                  29,475,503.29
                                              Prepayments                                                 128,566.33
                                              Liquidation Proceeds                                              0.00
                                              Condemnation Proceeds                                             0.00
                                              Insurance Proceeds                                                0.00
                                              Realized Losses                                                   0.00

                                              Realized Losses Group 1                                           0.00
                                              Realized Losses Group 2                                           0.00
                                              Realized Losses Group 3                                           0.00
                                              Realized Gains                                                    0.00

Sec. 4.01(p)            Aggregate Amount of Mortgage Loans Repurchased                                          0.00

Sec. 4.01(q)            Aggregate Amount of Shortfall Allocated for Current Period
                                              Class A1                                                          0.00
                                              Class A2a                                                         0.00
                                              Class A2b                                                         0.00
                                              Class A2c                                                         0.00
                                              Class A3                                                          0.00
                                              Class X2                                                          0.00
                                              Class X3                                                          0.00
                                              Class B1                                                          0.00
                                              Class B2                                                          0.00
                                              Class B3                                                          0.00
                                              Class B4                                                          0.00
                                              Class B5                                                          0.00
                                              Class B6                                                          0.00

Sec. 4.01(s) Group I
                        Senior Percentage                                                                95.540000 %
                        Senior Prepayment Percentage                                                    100.000000 %
                        Subordinate Percentage                                                            4.460000 %
                        Subordinate Prepayment Percentage                                                 0.000000 %

Sec. 4.01(s) Group II
                        Senior Percentage                                                                95.860000 %
                        Senior Prepayment Percentage                                                    100.000000 %
                        Subordinate Percentage                                                            4.140000 %
                        Subordinate Prepayment Percentage                                                 0.000000 %

Sec. 4.01(s) Group III
                        Senior Percentage                                                                96.170000 %
                        Senior Prepayment Percentage                                                    100.000000 %
                        Subordinate Percentage                                                            3.830000 %
                        Subordinate Prepayment Percentage                                                 0.000000 %
Aggregate
                        Scheduled Principal                                                               401,078.75
                        Unscheduled Principal                                                          29,604,069.62
                        Beginning Balance                                                             388,776,291.57
                        Ending Balance                                                                358,771,143.20
                        Net Wac                                                                              5.96584
                        Weighted Averge Maturity                                                           349.00000
Groups
                        Net Wac Group 1                                                                      5.87927
                        Net Wac Group 2                                                                      5.98983
                        Net Wac Group 3                                                                      5.95490

                        Wam Group 1                                                                           344.00
                        Wam Group 2                                                                           349.00
                        Wam Group 3                                                                           350.00





                                                      Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

